UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 22, 2014

CORPORATE CAPITAL TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	814-00827	27-2857503
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (866) 745-3797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Decrease in Public Offering Price

On December 22, 2014, the board of directors of Corporate Capital Trust, Inc. (the “Company”, “we”, “us” or “our”), announced a decrease in the public offering price of our continuous public offering of common stock from $11.30 per share to $11.00 per share. The pricing decrease is effective for share subscriptions accepted after December 16, 2014. On December 23, 2014, we will issue a press release announcing the decrease in our public offering price to $11.00 per share. A copy of this press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Declaration of Distribution

On December 22, 2014, our board of directors declared distribution rates per share of $0.015483, based on weekly record dates for the time period beginning on January 6, 2015 through and including January 27, 2015. With the new offering price, the annualized distribution rate will increase from 7.12% to 7.32%. It is anticipated that these distributions, in the aggregate, will be substantially supported by our taxable income and the sources of distributions will be disclosed in our regular financial reports. The distributions will be paid by us monthly in accordance with the schedule below:

Distribution Record Date	Distribution Payment Date	Declared Distribution Per Share
January 6, 2015	January 28, 2015	$0.015483
January 13, 2015	January 28, 2015	$0.015483
January 20, 2015	January 28, 2015	$0.015483
January 27, 2015	January 28, 2015	$0.015483

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated December 23, 2014

Forward-Looking Statements

Certain statements in this report are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements generally are characterized by the use of terms such as “may,” “will,” “should,” “plan,” “anticipate,” “estimate,” “predict,” “believe” and “expect” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, actual results could differ materially from those set forth in the forward-looking statements. Given these uncertainties, we caution investors and potential investors not to place undue reliance on such statements. We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2014		CORPORATE CAPITAL TRUST, INC. a Maryland Corporation

	By:	/s/ Steven D. Shackelford
Steven D. Shackelford President and Chief Financial Officer